MFS(R) FUNDAMENTAL GROWTH FUND

                      Supplement to the Current Prospectus



         Effective immediately, the "Principal Investment Policies" section of the MFS Fundamental Growth Fund's Prospectus is replaced in its entirety by the following:



          PRINCIPAL INVESTMENT POLICIES

          The fund invests, under normal market conditions, at least 65% of its assets in the common stocks and securities convertible into common stocks of companies which its investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes offer better than average prospects for long-term growth. Although the fund is flexibly managed with the ability to invest in issuers of all market capitalizations and in all industries, the fund generally focuses on companies with small to mid capitalizations. While the fund generally focuses on growth companies, it may also invest in companies which MFS believe are undervalued and which offer superior prospects for growth.

          Small to mid capitalization companies are defined by the fund as companies with market capitalizations less than the top of the Russell MidcapTM Growth Index range at the time of the fund's investment. This index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalization exceed the top range of the Russell MidcapTM Growth Index range after purchase continue to be considered small to mid capitalization companies for purpose of the fund's 65% investment policy. As of March 31, 2001, the top of the Russell MidcapTM Growth Index range was $19.37 billion.

          The fund's investments may include securities issued in initial public offerings and securities listed on a securities exchange or traded in the over-the-counter markets.

          MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flow, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

          The fund may engage in short sales where the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. In a short sale, the fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement. The fund may also engage in short sales "against the box" where the fund owns or has a right to obtain, at no additional cost, the securities that are sold short.

          Consistent with its investment strategies, the fund may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

          The fund may engage in active and frequent trading to achieve its principal investment strategies.


          Effective immediately, the second bullet point under MFS Fundamental Growth Fund's "Principal Risks" section of the Prospectus is deleted and the following disclosure is added to the "Principal Risks" section of the Prospectus:

               o Small and Mid Cap Companies Risk: Investments in small and mid cap companies tend to involve more risk and be more volatile than investments in larger companies. Small and mid cap companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

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     Effective immediately, the description of the portfolio manager for the MFS
Fundamental Growth Fund is hereby restated as follows:

          The Fund has been managed by Neil D. Wagner since May 1, 2001. Mr. Wagner, a Vice President of MFS, has been employed in the investment management area of MFS since 1998. Prior to joining MFS, Mr. Wagner was a Senior Research Analyst of DFS Advisors LLC.


                   The date of this Supplement is May 1, 2001.